EXHIBIT 10.4

Public Deeds Nos. 1,755, 1,756 and 1,757 dated December 28, 2025 and No. 1,758 dated December 29, 2025, granted before Notary Public No. 198 of Altamira, Tamaulipas (English translations)

Deed No. 1,755 — English translation

Deed No. 1,756 — English translation

Deed No. 1,757 — English translation

Deed No. 1,758 — English translation

NOTARY PUBLIC NUMBER 198
LIC. JUAN ÁNGEL RIVERA ECHAZARRETA
ALTAMIRA, TAMAULIPAS

VOLUME 2 (TWO)
DEED NUMBER 1755 (ONE THOUSAND SEVEN HUNDRED FIFTY-FIVE)
PAGE 12314 (TWELVE THOUSAND THREE HUNDRED FOURTEEN)

LICENSED ATTORNEY JUAN ÁNGEL RIVERA ECHAZARRETA, Notary Public Number 198, One Hundred Ninety-Eight, of the Federal Real Estate Patrimony with jurisdiction in the Second Judicial District of the State of Tamaulipas, which includes the municipalities of Tampico, Madero, and Altamira, with professional office at Tamaulipas Street Number 115, One Hundred Fifteen, Centro Zone, Postal Code 89600, Eighty-Nine Thousand Six Hundred, in Altamira, Tamaulipas, United Mexican States.
At thirteen hours and fifteen minutes on the twenty-eighth day of December of the year two thousand twenty-five (December 28, 2025), before me appeared:

JUAN PABLO MUÑOZ FLORES
In his capacity as **SELLER**, who under oath of telling the truth stated to be of Mexican nationality, of legal age, originally from Tequila, Jalisco, where he was born on the eleventh day of November of nineteen sixty-nine (November 11, 1969), of business occupation, with residence at Francisco I. Madero Street Number 162, One Hundred Sixty-Two, Centro Colony, Postal Code 46400, Forty-Six Thousand Four Hundred, in Tequila, Jalisco, with Unique Population Registry Code **"MUFJ691111HJCLN05"**, and Federal Taxpayer Registry **"MUFJ691111DS7"**; who identifies himself with a Voter ID Card with voter key **"MZFLJN69111114H700"** issued in his favor by the National Electoral Institute, whose physical characteristics match those of the appearing party. The appearing party continues to state that he is **not listed in the National Registry of Alimony Debtors**. Therefore, once the search was conducted in the portal of the National Registry of Alimony Obligations (RNOA), pursuant to Article 135, One Hundred Thirty-Five, of the General Law on the Rights of Children, Boys, and Adolescents, the result is that he is **not registered**, for which reason the corresponding certificate is added to the appendix of the file, and it is hereby certified that the person identified as **JUAN PABLO MUÑOZ FLORES**, as of the date of this instrument, **is not registered at the national level as an alimony debtor**.

BIOINTRA RENOVABLES ATONONILCO JALISCO, S.A.P.I. DE C.V.
Represented in this act by its **Legal Attorney-in-Fact**, Mr. **RAÚL LAHUD QUIROZ**, in his capacity as **BUYER**, who under oath of telling the truth stated to be of Mexican nationality, of legal age, of married civil status, of business occupation, with residence at Insurgentes Sur Street, Number 2375, Floor Three, Tizapan Colony, Álvaro Obregón Borough, Mexico City, Postal Code 01090, with Unique Population Registry Code **"LAQR600921HDFRL01"**, and Federal Taxpayer Registry **"LAQR600921IK2"**; who identifies himself with a Mexican Passport.

PASSPORT NUMBER "N10488888" issued in his favor by the Secretary of Foreign Affairs.
The appearing party states that the company he represents is a duly incorporated mercantile company in accordance with the laws of the United Mexican States, as evidenced in Public Deed Number 1497 (ONE THOUSAND FOUR HUNDRED NINETY-SEVEN), dated June 5, 2020, granted before Notary Public María Cristina Juárez Uribe, Notary Public Number 24 of Mexico City, duly registered in the Public Registry of Commerce under Electronic Mercantile Folio Number N-2020037728.
Likewise, the appearing party states that he has sufficient powers for the execution of this instrument, which as of this date have not been revoked, modified, or limited in any way.

PRIVACY NOTICE: The privacy notice delivered to the parties has been prepared in compliance with the Federal Law on Protection of Personal Data Held by Private Parties and is intended to inform you about the types of personal data we collect from you, how we process it, and with whom we share it.

OATH AND WARNING: The undersigned Notary, in compliance with Article 97 of the Notary Law of the State of Tamaulipas, administered to each appearing party the oath to tell the truth in the act in which they are participating and informed them that if they fail to tell the truth in this oath, they will be subject to the sanctions provided in Article 256 of the Penal Code of the State.

The appearing parties, in their own right, have full legal capacity to enter into contracts and bind themselves, and nothing to the contrary being apparent to me, they state that they have agreed between themselves to carry out a **sale and purchase transaction** regarding a **rural property** located in the Municipality of Amacueca, Jalisco.

DECLARATIONS:
I.- Mr. **JUAN PABLO MUÑOZ FLORES** declares that he is the legitimate owner and is in quiet, public, peaceful, and continuous possession of the rural property known as "**BARRANCA DE SAN MIGUEL**," located in the town of the same name, Municipality of Amacueca, State of Jalisco, with a total surface area of **4-01-21 hectares** (four hectares, one are, and twenty-one centiares).
II.- The Seller states that he acquired the above-described property by virtue of Public Deed Number 25,986, Section B, granted before Notary Public Lic. Alejandro Elizondo Verduzco, Notary Public Number 26 of Zapotlán el Grande, Jalisco.
III.- The property that is the subject of this instrument has the following boundaries and measurements:
TO THE NORTH: 248.19 meters (two hundred forty-eight point nineteen meters) and nineteen centimeters with Ramón and Juan Covarrubias.
TO THE SOUTH: 317.14 meters (three hundred seventeen point fourteen meters) and fourteen centimeters with Camino Barranca de San Miguel.
TO THE EAST: 225.62 meters (two hundred twenty-five point sixty-two meters) and sixty-two centimeters with Juan Covarrubias.

TO THE WEST: 114.56 meters (one hundred fourteen point fifty-six meters) and fifty-six centimeters with Isabel Rodríguez.

IV.- The Seller declares that the property is free of any liens, limitations on ownership, attachments, or any judicial or administrative disputes.
V.- The parties declare that the commercial value of the property that is the subject of this transaction, in accordance with the agrological appraisal dated September 19, 2025, amounts to the sum of **$12,649,727.16** (Twelve million six hundred forty-nine thousand seven hundred twenty-seven pesos and 16/100 National Currency).
VI.- Both parties declare under oath of telling the truth, in accordance with the Federal Law for the Prevention and Identification of Transactions Involving Illicit Proceeds, that the funds used for the payment of the property are of lawful origin.

CLAUSES
FIRST.- Mr. **JUAN PABLO MUÑOZ FLORES** transfers ownership, as well as legal and material possession, without any reservation or limitation whatsoever, in favor of **BIOINTRA RENOVABLES ATONONILCO JALISCO, S.A.P.I. DE C.V.**, who acquires the rural property known as **"BARRANCA DE SAN MIGUEL"**, located in the Municipality of Amacueca, Jalisco, with a surface area of **4-01-21 hectares** (four hectares, one are, and twenty-one centiares), together with all its uses, customs, easements, accessions, fruits, entrances, exits, and everything else that by fact and by law corresponds to it.
SECOND.- The price that both parties have agreed upon as the value of this transaction is the amount of **$12,649,727.16**(Twelve million six hundred forty-nine thousand seven hundred twenty-seven pesos and 16/100 National Currency), which the Buyer pays to the Seller in the form and terms agreed upon between the parties, with the Seller granting the fullest and most complete receipt and release possible under the law.
THIRD.- SANITATION. — The Seller agrees to warrant this sale in the event of eviction, in accordance with applicable civil legislation.
FOURTH.- The Buyer states that it receives material and legal possession of the property that is the subject of this transaction to its full satisfaction and in the physical and legal condition in which it currently exists.
FIFTH.- All expenses, fees, taxes, notary fees, and other costs arising from the formalization of this deed and its registration in the corresponding Public Registry of Property shall be paid by the Buyer, with the exception of the income tax, which, if applicable, shall correspond to the Seller.

I, THE NOTARY, CERTIFY:
I.- As to the truth of this act.
II.- That what is stated and inserted in the body of this deed corresponds with the documents I have had before me and to which I refer.
III.- That I personally read this instrument to the appearing parties, explaining to them its meaning, force, and legal consequences. They, being aware of its content and legal scope, ratify and sign it to attest to its contents before me, the Notary, who authorizes and gives it full faith and credit.
I SO CERTIFY.

Signature:
LIC. JUAN ÁNGEL RIVERA ECHAZARRETA
NOTARY PUBLIC NUMBER 198
AND OF THE FEDERAL REAL ESTATE PATRIMONY
(With official notary seal)

NOTARY PUBLIC NUMBER 198
LIC. JUAN ÁNGEL RIVERA ECHAZARRETA
ALTAMIRA, TAMAULIPAS

VOLUME 2 (TWO)
DEED NUMBER 1756 (ONE THOUSAND SEVEN HUNDRED FIFTY-SIX)
PAGE 12318 (TWELVE THOUSAND THREE HUNDRED EIGHTEEN)

LICENSED ATTORNEY JUAN ÁNGEL RIVERA ECHAZARRETA, Notary Public Number 198, One Hundred Ninety-Eight, of the Federal Real Estate Patrimony with jurisdiction in the Second Judicial District of the State of Tamaulipas, which includes the municipalities of Tampico, Madero, and Altamira, with professional office at Tamaulipas Street Number 115, One Hundred Fifteen, Centro Zone, Postal Code 89600, in Altamira, Tamaulipas, United Mexican States.
At fourteen hours (2:00 PM) on the twenty-eighth day of December of the year two thousand twenty-five (December 28, 2025), before me appeared:

JUAN PABLO MUÑOZ FLORES
In his capacity as **SELLER**, who under oath of telling the truth stated to be of Mexican nationality, of legal age, originally from Tequila, Jalisco, where he was born on the eleventh day of November of nineteen sixty-nine (November 11, 1969), of business occupation, with residence at Francisco I. Madero Street Number 162, One Hundred Sixty-Two, Centro Colony, Postal Code 46400, in Tequila, Jalisco, with Unique Population Registry Code **"MUFJ691111HJCLN05"**, and Federal Taxpayer Registry **"MUFJ691111DS7"**; who identifies himself with a Voter ID Card with voter key **"MZFLJN69111114H700"** issued in his favor by the National Electoral Institute, whose physical characteristics match those of the appearing party.
The appearing party continues to state that he is **not listed in the National Registry of Alimony Debtors**. Therefore, once the search was conducted in the portal of the National Registry of Alimony Obligations (RNOA), pursuant to Article 135 of the General Law on the Rights of Children, Boys, and Adolescents, the result is that he is **not registered**, for which reason the corresponding certificate is added to the appendix of the file, and it is hereby certified that the person identified as **JUAN PABLO MUÑOZ FLORES**, as of the date of this instrument, **is not registered at the national level as an alimony debtor**.

BIOINTRA RENOVABLES ATONONILCO JALISCO, S.A.P.I. DE C.V.
Represented in this act by its **Legal Attorney-in-Fact**, Mr. **RAÚL LAHUD QUIROZ**, in his capacity as **BUYER**, who under oath of telling the truth stated to be of Mexican nationality, of legal age, of married civil status, of business occupation, with residence at Insurgentes Sur Street, Number 2375, Floor Three, Tizapan Colony, Álvaro Obregón Borough, Mexico City, Postal Code 01090, with Unique Population Registry Code **"LAQR600921HDFRL01"**, and Federal Taxpayer Registry **"LAQR600921IK2"**; who identifies himself with Mexican Passport Number **"N10488888"**issued in his favor by the Secretary of Foreign Affairs.

The appearing party states that the company he represents is a duly incorporated mercantile company in accordance with the laws of the United Mexican States...
...as evidenced in Public Deed Number 1497 (ONE THOUSAND FOUR HUNDRED NINETY-SEVEN), dated June 5, 2020, granted before Notary Public María Cristina Juárez Uribe, Notary Public Number 24 of Mexico City, duly registered in the Public Registry of Commerce under Electronic Mercantile Folio Number N-2020037728.
Likewise, the appearing party states that he has sufficient powers for the execution of this instrument, which as of this date have not been revoked, modified, or limited in any way.

PRIVACY NOTICE: The privacy notice delivered to the parties has been prepared in compliance with the Federal Law on Protection of Personal Data Held by Private Parties and is intended to inform you about the types of personal data we collect from you, how we process it, and with whom we share it.

OATH AND WARNING: The undersigned Notary, in compliance with Article 97 of the Notary Law of the State of Tamaulipas, administered to each appearing party the oath to tell the truth in the act in which they are participating and informed them that if they fail to tell the truth in this oath, they will be subject to the sanctions provided in Article 256 of the Penal Code of the State.

The appearing parties, in their own right, have full legal capacity to enter into contracts and bind themselves, and nothing to the contrary being apparent to me, they state that they have agreed between themselves to carry out a **sale and purchase transaction** regarding a **rural property** located in the Municipality of **Santa María del Oro, State of Nayarit**.

DECLARATIONS:
I.- Mr. **JUAN PABLO MUÑOZ FLORES** declares that he is the legitimate owner and is in quiet, public, peaceful, and continuous possession of the rural property covered by **Parcel Certificate Number 000001038038, Parcel 2 Z-1 P1/1**, located in the Ejido Mojarritas, Municipality of Santa María del Oro, State of Nayarit, with a total surface area of **10-91-66.070 hectares** (ten hectares, ninety-one ares, sixty-six point zero seven zero centiares), registered in the National Agrarian Registry under Folio 18014006114121935R.
II.- The Seller states that the above-described property corresponds to him in his capacity as titleholder of the parcel rights and legal possession thereof, as evidenced in Parcel Certificate Number 000001038038, corresponding to Parcel 2 Z-1 P1/1 of the Ejido Mojarritas, Municipality of Santa María del Oro, State of Nayarit.
III.- The property that is the subject of this instrument has the following measurements and boundaries:
TO THE NORTHEAST: 66.240 meters (sixty-six point two four zero meters) and six hundred forty millimeters in a broken line with Parcel 1 and 6.79 meters (six point seventy-nine meters) and seventy-nine centimeters with Parcel 3.
TO THE EAST: 66.240 meters (sixty-six point two four zero meters) and six hundred forty millimeters in a broken line with Parcel 3 and 186.26 meters (one hundred eighty-

six point two six meters)......eighty-six meters and twenty-six centimeters in a broken line with Parcel 163.
TO THE SOUTHEAST: 191.240 meters (one hundred ninety-one point two four zero meters) and one hundred forty millimeters in a broken line with Parcel 163.
TO THE SOUTHWEST: 466.340 meters (four hundred sixty-six point three four zero meters) and six hundred thirty-four millimeters in a broken line with Parcel Number 74; to the West 166.110 meters (one hundred sixty-six point one one zero meters) and six hundred ten millimeters in a broken line with the Ejido Buckingham; to the Northwest 68.750 meters (sixty-eight point seven five zero meters) and eight hundred fifty millimeters in a broken line with Parcel Number 134; 636.35 meters (six hundred thirty-six point three five meters) and thirty-six centimeters in a broken line with Parcel 73; and 11.94 meters (eleven point nine four meters) and ninety-four centimeters with Camino San José de Mojarras – Paso de Lozada.

IV.- The Seller declares that the property is free of any liens, limitations on ownership, attachments, or any judicial or administrative disputes.
V.- The parties declare that the commercial value of the property that is the subject of this transaction, in accordance with the agrological appraisal dated September 23, 2025, amounts to the sum of **$44,090,051.71** (Forty-four million ninety thousand fifty-one pesos and 71/100 National Currency).
VI.- Both parties declare that the real and effectively agreed price for this sale and purchase transaction is the amount of **$42,129,886.10** (Forty-two million one hundred twenty-nine thousand eight hundred eighty-six pesos and 10/100 National Currency), which was freely agreed upon between the parties.
VII.- Both parties declare under oath of telling the truth, in accordance with the Federal Law for the Prevention and Identification of Transactions Involving Illicit Proceeds, that the funds used for the payment of the property are of lawful origin.

CLAUSES
FIRST.- Mr. **JUAN PABLO MUÑOZ FLORES** transfers ownership, as well as legal and material possession, without any reservation or limitation whatsoever, in favor of **BIOINTRA RENOVABLES ATONONILCO JALISCO, S.A.P.I. DE C.V.**, who acquires the rural property covered by **Parcel Certificate Number 000001038038, Parcel 2 Z-1 P1/1**, located in the Ejido Mojarritas, Municipality of Santa María del Oro, State of Nayarit, with a total surface area of **10-91-66.070 hectares** (ten hectares, ninety-one ares, sixty-six point zero seven zero centiares), together with all its uses, customs, easements, accessions, fruits, entrances, exits, and everything else that by fact and by law corresponds to it.
SECOND.- The price that both parties have agreed upon as the value of this transaction is the amount of **$42,129,886.10**(Forty-two million one hundred twenty-nine thousand eight hundred eighty-six pesos and 10/100 National Currency), which the Buyer pays to the Seller in the form and terms agreed upon between the parties......agreed upon between the parties, granting the Seller the fullest, most complete receipt and release possible under the law.

THIRD.- SANITATION. — The Seller agrees to warrant this sale in the event of eviction, in accordance with applicable civil legislation.
FOURTH.- The Buyer states that it receives material and legal possession of the property that is the subject of this transaction to its full satisfaction and in the physical and legal condition in which it currently exists.
FIFTH.- All expenses, fees, taxes, notary fees, and other costs arising from the formalization of this deed and its registration in the corresponding Public Registry of Property shall be paid by the Buyer, with the exception of the income tax, which, if applicable, shall correspond to the Seller.

I, THE NOTARY, CERTIFY:
I.- As to the truth of this act.
II.- That what is stated and inserted in the body of this deed corresponds with the documents I have had before me and to which I refer.
III.- That I personally read this instrument to the appearing parties, explaining to them its meaning, force, and legal consequences. They, being aware of its content and legal scope, ratify and sign it to attest to its contents before me, the Notary, who authorizes and gives it full faith and credit.
I SO CERTIFY.

Signature:
LIC. JUAN ÁNGEL RIVERA ECHAZARRETA
NOTARY PUBLIC NUMBER 198
AND OF THE FEDERAL REAL ESTATE PATRIMONY
(With official notary seal and signature)

NOTARY PUBLIC NUMBER 198
LIC. JUAN ÁNGEL RIVERA ECHAZARRETA
ALTAMIRA, TAMAULIPAS

VOLUME 2 (TWO)
DEED NUMBER 1757 (ONE THOUSAND SEVEN HUNDRED FIFTY-SEVEN)
PAGE 12322 (TWELVE THOUSAND THREE HUNDRED TWENTY-TWO)

LICENSED ATTORNEY JUAN ÁNGEL RIVERA ECHAZARRETA, Notary Public Number 198, One Hundred Ninety-Eight, of the Federal Real Estate Patrimony with jurisdiction in the Second Judicial District of the State of Tamaulipas, which includes the municipalities of Tampico, Madero, and Altamira, with professional office at Tamaulipas Street Number 115, One Hundred Fifteen, Centro Zone, Postal Code 89600, in Altamira, Tamaulipas, United Mexican States.
At fifteen hours and twenty minutes (3:20 PM) on the twenty-eighth day of December of the year two thousand twenty-five (December 28, 2025), before me appeared:

JUAN PABLO MUÑOZ FLORES
In his capacity as **SELLER**, who under oath of telling the truth stated to be of Mexican nationality, of legal age, originally from Tequila, Jalisco, where he was born on the eleventh day of November of nineteen sixty-nine (November 11, 1969), of business occupation, with residence at Francisco I. Madero Street Number 162, One Hundred Sixty-Two, Centro Colony, Postal Code 46400, in Tequila, Jalisco, with Unique Population Registry Code **"MUFJ691111HJCLN05"**, and Federal Taxpayer Registry **"MUFJ691111DS7"**; who identifies himself with a Voter ID Card with voter key **"MZFLJN69111114H700"** issued in his favor by the National Electoral Institute, whose physical characteristics match those of the appearing party.
The appearing party continues to state that he is **not listed in the National Registry of Alimony Debtors**. Therefore, once the search was conducted in the portal of the National Registry of Alimony Obligations (RNOA), pursuant to Article 135 of the General Law on the Rights of Children, Boys, and Adolescents, the result is that he is **not registered**, for which reason the corresponding certificate is added to the appendix of the file, and it is hereby certified that the person identified as **JUAN PABLO MUÑOZ FLORES**, as of the date of this instrument, **is not registered at the national level as an alimony debtor**.

BIOINTRA RENOVABLES ATONONILCO JALISCO, S.A.P.I. DE C.V.
Represented in this act by its **Legal Attorney-in-Fact**, Mr. **RAÚL LAHUD QUIROZ**, in his capacity as **BUYER**, who under oath of telling the truth stated to be of Mexican nationality, of legal age, of married civil status, of business occupation, with residence at Insurgentes Sur Street, Number 2375, Floor Three, Tizapan Colony, Álvaro Obregón Borough, Mexico City, Postal Code 01090, with Unique Population Registry Code **"LAQR600921HDFRL01"**, and Federal Taxpayer Registry **"LAQR600921IK2"**; who identifies himself with Mexican Passport Number **"N10488888"**issued in his favor by the Secretary of Foreign Affairs.

The appearing party states that the company he represents is a duly incorporated mercantile company in accordance with the laws of the United Mexican States, as evidenced in Public Deed Number 1497 (ONE THOUSAND FOUR HUNDRED NINETY-SEVEN), dated June 5, 2020, granted before Notary Public María Cristina Juárez Uribe, Notary Public Number 24 of Mexico City, duly registered in the Public Registry of Commerce under Electronic Mercantile Folio Number N-2020037728.
Likewise, the appearing party states that he has sufficient powers for the execution of this instrument......which as of this date have not been revoked, modified, or limited in any way.

PRIVACY NOTICE: The privacy notice delivered to the parties has been prepared in compliance with the Federal Law on Protection of Personal Data Held by Private Parties and is intended to inform you about the types of personal data we collect from you, how we process it, and with whom we share it.

OATH AND WARNING: The undersigned Notary, in compliance with Article 97 of the Notary Law of the State of Tamaulipas, administered to each appearing party the oath to tell the truth in the act in which they are participating and informed them that if they fail to tell the truth in this oath, they will be subject to the sanctions provided in Article 256 of the Penal Code of the State.

The appearing parties, in their own right, have full legal capacity to enter into contracts and bind themselves, and nothing to the contrary being apparent to me, they state that they have agreed between themselves to carry out a **sale and purchase transaction** regarding a **rural property** located in the Municipality of **Amacueca, Jalisco**.

DECLARATIONS:
I.- Mr. **JUAN PABLO MUÑOZ FLORES** declares that he is the legitimate owner and is in quiet, public, peaceful, and continuous possession of the rural property known as **"BARRANCA DE SAN MIGUEL"**, located in the town of the same name, Municipality of Amacueca, State of Jalisco, with a total surface area of **16-01-21 hectares** (sixteen hectares, one are, and twenty-one centiares), identified with Rural Property Account Number **R000280**.
II.- The Seller states that he acquired the above-described property by virtue of Public Deed Number 25,986 (TWENTY-FIVE THOUSAND NINE HUNDRED EIGHTY-SIX), granted before Notary Public Lic. Alejandro Elizondo Verduzco, Notary Public Number 26 of Zapotlán el Grande, Jalisco.
III.- The property that is the subject of this instrument has the following measurements and boundaries:

- **TO THE NORTHEAST:** 171.65 meters (one hundred seventy-one point sixty-five meters) and one meter sixty-five centimeters with Ramón Covarrubias González, formerly Antonio Contreras.
- **TO THE SOUTHEAST:** 375.67 meters (three hundred seventy-five point sixty-seven meters) and five meters fifty-seven centimeters with Ramón Covarrubias González, formerly Juan Covarrubias.

- **TO THE SOUTHWEST:** 169.21 meters (one hundred sixty-nine point twenty-one meters) and nine meters twenty-one centimeters in a broken line with Callejon de Barranca de San Miguel to Techaluta.
- **TO THE NORTHWEST:** 340.63 meters (three hundred forty point sixty-three meters) and three hundred forty meters sixty-three centimeters with J. Isabel Rodríguez Aguilar, formerly Florencio Rodríguez.

IV.- The Seller declares that the property is free of any liens, limitations on ownership, attachments, or any judicial or administrative disputes.
V.- The parties declare that the commercial value of the property that is the subject of this transaction, in accordance with the agrological appraisal dated September 19, 2025, amounts to the sum of **$42,451,956.91** (Forty-two million four hundred fifty-one thousand nine hundred fifty-six pesos and 91/100 National Currency).
VI.- Both parties declare under oath of telling the truth, in accordance with the Federal Law for the Prevention and Identification of Transactions Involving Illicit Proceeds, that... ...that the funds used for the payment of the property are of lawful origin.

CLAUSES
FIRST.- Mr. **JUAN PABLO MUÑOZ FLORES** transfers ownership, as well as legal and material possession, without any reservation or limitation whatsoever, in favor of **BIOINTRA RENOVABLES ATONONILCO JALISCO, S.A.P.I. DE C.V.**, who acquires the rural property known as **"BARRANCA DE SAN MIGUEL"**, located in the Municipality of Amacueca, Jalisco, **with a surface area of 16-01-21 hectares** (sixteen hectares, one are, and twenty-one centiares), together with all its uses, customs, easements, accessions, fruits, entrances, exits, and everything else that by fact and by law corresponds to it.
SECOND.- The price that both parties have agreed upon as the value of this transaction is the amount of **$40,985,368.74**(Forty million nine hundred eighty-five thousand three hundred sixty-eight pesos and 74/100 National Currency), which the Buyer pays to the Seller in the form and terms agreed upon between the parties, granting the Seller the fullest, most complete receipt and release possible under the law.
THIRD.- SANITATION. — The Seller agrees to warrant this sale in the event of eviction, in accordance with applicable civil legislation.
FOURTH.- The Buyer states that it receives material and legal possession of the property that is the subject of this transaction to its full satisfaction and in the physical and legal condition in which it currently exists.
FIFTH.- All expenses, fees, taxes, notary fees, and other costs arising from the formalization of this deed and its registration in the corresponding Public Registry of Property shall be paid by the Buyer, with the exception of the income tax, which, if applicable, shall correspond to the Seller.

I, THE NOTARY, CERTIFY:
I.- As to the truth of this act.
II.- That what is stated and inserted in the body of this deed corresponds with the documents I have had before me and to which I refer.
III.- That I personally read this instrument to the appearing parties, explaining to them its meaning, force, and legal consequences. They, being aware of its content and legal

scope, ratify and sign it to attest to its contents before me, the Notary, who authorizes and gives it full faith and credit.
I SO CERTIFY.

Signature:
LIC. JUAN ÁNGEL RIVERA ECHAZARRETA
NOTARY PUBLIC NUMBER 198
AND OF THE FEDERAL REAL ESTATE PATRIMONY

NOTARY PUBLIC NUMBER 198
LIC. JUAN ÁNGEL RIVERA ECHAZARRETA
ALTAMIRA, TAMAULIPAS

VOLUME 2 (TWO)
DEED NUMBER 1758 (ONE THOUSAND SEVEN HUNDRED FIFTY-EIGHT)
FOLIO 12326 (TWELVE THOUSAND THREE HUNDRED TWENTY-SIX)

LICENSED NOTARY PUBLIC JUAN ÁNGEL RIVERA ECHAZARRETA, Notary Public Number 198, of the Federal Immovable Property Registry with jurisdiction in the Second Judicial District of the State of Tamaulipas, which includes the municipalities of Tampico, Madero, and Altamira, with office located at Calle Tamaulipas Number 115, Colonia Centro, Postal Code 89600, Altamira, Tamaulipas, United Mexican States.On the twenty-ninth day of the month of December of the year two thousand twenty-five, at eleven o'clock and thirty minutes, before me appeared:JUAN PABLO MUÑOZ FLORES In his capacity as SELLER, who under oath of truth stated to be of MEXICAN NATIONALITY, of legal age, businessman, born on the eleventh day of November of the year nineteen hundred sixty-nine, originally from Tequila, Jalisco, with residence at Calle Francisco I. Madero Number 162, Colonia Centro, Postal Code 46400, Tequila, Jalisco; with Unique Population Registry Code (CURP) MUFJ691111HJCXLN05, and Federal Taxpayer Registry (RFC) MUFJ691111DS7; who identifies himself with a Voter ID Card "MZFJLN6911114H700" issued in his favor by the National Electoral Institute, whose physical characteristics match those of the appearing party.He further states that he is not listed in the National Registry of Alimony Debtors. Therefore, once the search was conducted in the portal of the National Registry of Alimony Obligations (RNOA), pursuant to Article 135 of the General Law on the Rights of Children, Girls, and Adolescents, the result is that he is not registered as an alimony debtor. Consequently, the corresponding statement is added to the appendix of this deed, and it is duly certified that the person identified as JUAN PABLO MUÑOZ FLORES, as of the date hereof, is not registered at the national level as an alimony debtor.

BIOINTRA RENOVABLES ATOTONILCO JALISCO, S.A.P.I. DE C.V.
Represented in this act by its legal attorney-in-fact, Mr. RAÚL LAHUD QUIROZ, in his capacity as BUYER, who under oath of truth stated to be of MEXICAN NATIONALITY, of legal age, businessman, with residence at Calle Insurgentes Sur Number 2375, Floor 3, Colonia Tizapán, Álvaro Obregón Borough, Mexico City, Postal Code 01090; with Unique Population Registry Code LAQR600921HDFHRL01, and Federal Taxpayer Registry LAQR6009211K2; who identifies himself with Mexican Passport Number N10488888 issued in his favor by the Ministry of Foreign Affairs.He states that the company he represents is a duly incorporated mercantile company in accordance with the laws of the United Mexican States, as evidenced in Public Deed Number 1497 dated June 5, 2020, granted before Notary Public María Cristina Juárez Uribe, Notary Public Number 24 of Mexico City.

It is duly registered in the Public Registry of Commerce under Electronic Commercial Folio Number N-2020037728.The appearing party also states that he has sufficient

powers for the execution of this instrument, which as of this date have not been revoked, modified, or limited in any way.

PRIVACY NOTICE: The information provided in this document is prepared in compliance with the Federal Law on Protection of Personal Data Held by Private Parties. Its purpose is to inform you of the type of personal data we collect from you, how we process it, and with whom we share it.

OATH AND WARNING: The undersigned Notary Public, in compliance with Article 97 of the Notary Law for the State of Tamaulipas, administered an oath of truth to each appearing party. I hereby inform them that if they fail to tell the truth in this oath, they will be subject to the penalties provided in Article 256 of the Penal Code of the State.

The appearing parties, in my judgment, have full legal capacity to enter into contracts and bind themselves. Nothing to the contrary being evident, they state that they have agreed between themselves on a sale transaction regarding a rural property located in the Municipality of Amacueca, Jalisco.

D E C L A R A T I O N SI. Mr. JUAN PABLO MUÑOZ FLORES declares that he is the legitimate owner and is in quiet, peaceful, and continuous possession of the rural property known as “LAS LOMAS / LA LOMA”, located in the town of Santa Ana, Municipality of Tequila, State of Jalisco, with a total surface area of 17-99-96.69 hectares(seventeen hectares, ninety-nine ares, and ninety-six point sixty-nine centiares), identified with Rural Property Account Number R003167.II. The Seller states that he acquired the aforementioned property through Public Deed Number 4,755, granted before Lic. José Reynoso Ponce, Notary Public Number 2 of Tequila, Jalisco.III. The property that is the subject of this instrument has the following boundaries:

- To the Northeast: With the remainder of the property reserved by the donor.
- To the Southeast: With the Ejido of Sandoval and Esther Verduzco, Ejido San José del Refugio; and the property known as Buenos Aires de Simón Ibarra.
- To the Southwest: With the Altamirano road; and the rural property “Todos los Santos” owned by Enrique Legorreta.
- To the Northwest: It ends at a point with the remainder of the property reserved by the donor.

IV. The Seller declares that the property is free of any lien, limitation of ownership, attachment, or judicial or administrative dispute.V. The parties declare that the commercial value of the property that is the subject of this transaction, according to the agricultural appraisal dated September 22, 2025, amounts to the sum of $59,428,757.20(Fifty-nine million four hundred twenty-eight thousand seven hundred fifty-seven pesos and 20/100 National Currency).VI. Both parties declare under oath of truth, in relation to the Federal Law for the Prevention and Identification of Transactions with Illicit proceeds illicit, and that the funds used for the payment of the property are of lawful origin.

C L A U S E SFIRST. — Mr. JUAN PABLO MUÑOZ FLORES transfers ownership (dominion), as well as material and legal possession, without any reservation or

limitation whatsoever, in favor of BIOINTRA RENOVABLES ATOTONILCO JALISCO, S.A.P.I. DE C.V., who acquires the rural property known as "BARRANCA DE SAN MIGUEL", located in the Municipality of Amacueca, Jalisco, with a surface area of 16-01-21 hectares (sixteen hectares, one are, and twenty-one centiares), including all its uses, customs, easements, appurtenances, fruits, accessions, entrances, exits, and everything else that by law or by right corresponds to it.SECOND. — The price that both parties have agreed upon as the value of this transaction is the amount of $59,428,757.20 (Fifty-nine million four hundred twenty-eight thousand seven hundred fifty-seven pesos and 20/100 National Currency). The Buyer pays this amount to the Seller in the manner and terms agreed upon between the parties, and the Seller grants the Buyer the broadest and most complete receipt and release possible under the law.THIRD. — Eviction. — The Seller agrees to warrant this sale against eviction in accordance with applicable civil legislation.FOURTH. — The Buyer states that it receives material and legal possession of the property that is the subject of this transaction to its entire satisfaction and in the physical and legal condition in which it currently exists.FIFTH. — All expenses, rights, taxes, fees, and other costs arising from the execution of this deed and its registration in the corresponding Public Registry of Property shall be paid by the Buyer, with the exception of the income tax that, if applicable, corresponds to the Seller.

I, THE NOTARY, C E R T I F YI. — Of the truth of the act.
II. — That what is related and inserted in the body of this deed corresponds with the documents that were shown to me and to which I refer.
III. — That I personally read this instrument to the appearing parties, explaining its value, force, and legal consequences. Being aware of its content and legal scope, they ratify and sign it before me, the Notary, who authorizes and gives faith.I HEREBY GIVE FAITH.

(Signature and seal of the Notary)
LIC. JUAN ÁNGEL RIVERA ECHAZARRETA
NOTARY PUBLIC NUMBER 198
AND OF THE FEDERAL IMMOVABLE PROPERTY REGISTRY